EXHIBIT TO ITEM 77C

E*TRADE FUNDS

	A Special Meeting of Shareholders of E*TRADE Funds was held on August 25, 2006. The only proposal submitted for a vote of the shareholders was for the election each of the nominees proposed for the Board of Trustees to serve as Trustees of the Trust. The proposal was approved by shareholders and the result of the vote is as follows:


E*TRADE S&P 500 Index Fund
Cheryl Burgermeister
For         27,754,035
Withhold       461,701
Abstain              0

Arthur Dubroff
For         27,758,690
Withhold       457,046
Abstain              0

Steven Grenadier
For         27,766,284
Withhold       449,452
Abstain              0

George Rebhan
For         27,766,284
Withhold       449,452
Abstain              0

Dennis Webb
For         27,773,323
Withhold       442,413
Abstain              0


E*TRADE Russell 2000 Index Fund
Cheryl Burgermeister
For         7,763,666
Withhold      172,039
Abstain             0

Arthur Dubroff
For         7,763,666
Withhold      172,039
Abstain             0

Steven Grenadier
For         7,755,928
Withhold      179,777
Abstain             0

George Rebhan
For         7,759,140
Withhold      176,565
Abstain             0

Dennis Webb
For         7,775,780
Withhold      159,925
Abstain             0


E*TRADE International Index Fund
Cheryl Burgermeister
For         7,120,069
Withhold      214,577
Abstain             0

Arthur Dubroff
For         7,096,597
Withhold      238,049
Abstain             0

Steven Grenadier
For         7,120,069
Withhold      214,577
Abstain             0

George Rebhan
For         7,120,069
Withhold      214,577
Abstain             0

Dennis Webb
For         7,120,069
Withhold      214,577
Abstain             0


E*TRADE Technology Index Fund
Cheryl Burgermeister
For         7,701,845
Withhold      638,779
Abstain             0

Arthur Dubroff
For         7,715,656
Withhold      624,967
Abstain             0

Steven Grenadier
For         7,725,665
Withhold      614,958
Abstain             0

George Rebhan
For         7,724,496
Withhold      616,127
Abstain             0

Dennis Webb
For         7,725,665
Withhold      614,958
Abstain             0